Contact:
	Banc of America Securities Auto Trust 2005-WF1	Melissa A. Rosal
Vice President
	Statement to Noteholders and Residual Interestholders	312-325-8904
melissa.rosal@usbank.com
Section 7.4 of the Indenture, dated July 7, 2005
Distribution Date:	18-Oct-05

		Original	Beginning			Prior Interest	Interest		Ending
		Certificate	Certificate	Principal	Interest	Shortfall	Shortfall	Total	Certificate
Class	Cusip	Face Value	Balance	Distribution	Distribution	Amount	Amount	Distribution	Balance
A-1	059478AA5	$259,000,000.00	$129,331,732.89	$30,300,062.63	$365,211.44	$0.00	$0.00	$30,665,274.07	$99,031,670.26
A-2	059478AB3	$282,000,000.00	$282,000,000.00	$0.00	$914,150.00	$0.00	$0.00	$914,150.00	$282,000,000.00
A-3	059478AC1	$238,000,000.00	$238,000,000.00	$0.00	$791,350.00	$0.00	$0.00	$791,350.00	$238,000,000.00
A-4	059478AD9	$73,160,000.00	$73,160,000.00	$0.00	$248,744.00	$0.00	$0.00	$248,744.00	$73,160,000.00
B	059478AE7	$17,800,000.00	$17,800,000.00	$0.00	$63,783.33	$0.00	$0.00	$63,783.33	$17,800,000.00
C	059478AF4	$20,000,000.00	$20,000,000.00	$0.00	$74,833.33	$0.00	$0.00	$74,833.33	$20,000,000.00
R	N/A	$0.00	$0.00	$0.00	$858,840.89	$0.00	$0.00	$858,840.89	$0.00
Total		$889,960,000.00	$760,291,732.89	$30,300,062.63	$3,316,912.99	$0.00	$0.00	$33,616,975.62	$729,991,670.26

AMOUNTS PER $1,000 UNIT	PASS THROUGH RATES

			Interest		Ending
	Principal	Interest	Carry-forward	Total	Certificate		Pass-Through
Class	Distribution	Distribution	Amount	Distribution	Balance	Class	Interest Rate
A-1	$116.98865880	$1.41008278	$0.00000000	$118.39874158	$382.36166124	A-1	3.50545%
A-2	$0.00000000	$3.24166667	$0.00000000	$3.24166667	$1,000.00000000	A-2	3.89000%
A-3	$0.00000000	$3.32500000	$0.00000000	$3.32500000	$1,000.00000000	A-3	3.99000%
A-4	$0.00000000	$3.40000000	$0.00000000	$3.40000000	$1,000.00000000	A-4	4.08000%
B	$0.00000000	$3.58333315	$0.00000000	$3.58333315	$1,000.00000000	B	4.30000%
C	$0.00000000	$3.74166650	$0.00000000	$3.74166650	$1,000.00000000	C	4.49000%

Contact:
	Banc of America Securities Auto Trust 2005-WF1	Melissa A. Rosal
Vice President
	Statement to Noteholders and Residual Interestholders	312-325-8904
melissa.rosal@usbank.com
Section 7.4 of the Indenture, dated July 7, 2005
Distribution Date:	18-Oct-05

(i)	Beginning Pool Balance	779,955,337.39
	Ending Pool Balance	748,501,356.30
	Pool Factor	0.8183834
	Ending Pool Balance per $1000 of the Initial Note Balance	841.05055991

(ii)	Paid Servicing Fee	649,962.78
	Unpaid Servicing Fee	0.00
	Change in Unpaid Servicing Fee from prior payment date	0.00
	Indenture Trustee Fee and Expense	0.00
	Owner Trustee Fee and Expense	0.00

(iii)	Revolving Liquidity Note Available Amount	9,124,895.88
	Draws from Revolving Liquidity Note	0.00
	Paid to the Revolving Liquidity Note	0.00

(iv)	Reserve Account Beginning Balance	0.00
	Specified Reserve Account Balance	0.00
	Reserve Account Deposit	0.00
	Reserve Account Withdrawal	0.00
	Reserve Account Ending Balance	0.00

(v)	YSOC Amount	18,509,686.04

(vi)	First Allocation of Principal	0.00
	Second Allocation of Principal	10,300,062.63
	Regular Allocation of Principal	20,000,000.00

(vii)	Repurchase Price Paid by:
	A) the Servicer	0.00
	B) the Seller	0.00
	C) Bank of America	0.00
	D) Wells Fargo	0.00
	Total	0.00

Wells Fargo Auto Finance Group
Wells Fargo Wholeloan Sale
Monthly Servicing Report

Collection Period	September 2005
Distribution Date	10/17/2005
Transaction Month	5

I. ORIGINAL PORTFOLIO INFORMATION

Original Portfolio	$914,609,597.91
Number of Contracts	55,247
Weighted Average Coupon	4.08%
Weighted Average Maturity	47.90

II. COLLECTIONS

Interest:
Interest Collections	$2,720,997.99
$8.79
Total	$2,721,006.78

Principal:
Scheduled Principal Collections	19,478,158.91
Unscheduled Principal Collections and payoffs	11,961,303.28
5,028.40
Liquidation Proceeds from Receivables that became Liquidating Receivables during Collection Period	0.00
Total	$31,444,490.59

Liquidation Proceeds (Recoveries) from Receivables that became Liquidating Receivables during Prior Period	0.00
Total Collections	$34,165,497.37

Principal Adjustment	$0.00
Principal Losses for Collection Period	9,490.50
Total Regular Principal Reduction	31,453,981.09

III. SERVICING FEE

Servicing Fee Due to Servicer	$649,962.78
Servicing Fee Received	649,962.78
Servicing Fee Shortfall	$0.00

IV. DISTRIBUTIONS

Available Collections	$34,165,497.37
Collections Interest Due to Purchaser	$101,441.03
Servicing Fee Due	$649,962.78
Net Distribution Owed to (Servicer) Purchaser	$33,616,975.61
Misc. Adjustment	$0.00
Total Owed to Purchaser	$33,616,975.61

V. PORTFOLIO INFORMATION
	Beginning of Period	End of Period
Portfolio Receivable Balance	$779,955,337.39	$748,501,356.30
Weighted Average Coupon (WAC)	4.08%	4.08%
Weighted Average Maturity (WAM)	43.80	42.90
Remaining Number of Receivables	51,237	50,255
Accrued Interest	$1,569,839.18	$1,400,246.49

VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

Losses:
Total Losses for Collection Period	$9,490.50
Liquidation Proceeds from Receivables that become Liquidating Receivables during Collection Period	$0.00
Liquidation Contracts (#)	2
Liquidation Proceeds (Recoveries) from Receivables that become Liquidating Receivables during Prior Period	$0.00

Net Losses for Collection Period	$9,490.50
Cumulative Net Losses for all Periods	$61,206.78

Delinquent Receivables	# of Contracts	Amount
1-29 Days Delinquent	1,729	$28,316,776.23
30-59 Days Delinquent	25	401,809.13
60-89 Days Delinquent	4	76,610.57
90 Days & Over Delinquent	3	73,341.64

Total	1,761	$28,868,537.57